December 31, 2004

Probe Manufacturing Industries, Inc.

3050 Pullman St.

Costa Mesa, CA 92626

RE:

Common Stock Cancellation and Return

Dear Probe:

The undersigned hereby agree to return to Probe Manufacturing Industries, Inc. the shares of common stock listed below for cancellation and return to the Company’s treasury.

Shareholder	Number of Shares of Common Stock Returned
eFund Capital Partners, LLC	750,000
Ashford Capital, LLC	750,000
Reza Zarif	1,750,000
Kambiz Mahdi	1,750,000
TOTAL	5,000,000

Sincerely,

____________________________

eFund Capital Partners, LLC

____________________________

Ashford Capital, LLC

____________________________

Reza Zarif

____________________________

Kambiz Mahdi

Agreed to and Accepted:

______________________________

Probe Manufacturing Industries, Inc.